Exhibit 99.1

                                 AMENDMENT NO. 1
                                     TO THE
                                RIGHTS AGREEMENT
                         DATED AS OF SEPTEMBER 27, 2000
                                 BY AND BETWEEN
                               TRENWICK GROUP LTD.
                                       AND
                     FIRST CHICAGO TRUST COMPANY OF NEW YORK

      This Amendment is made and entered into as of this 18th day of April, 2003 and is hereby made a part of and incorporated into the Rights Agreement dated as of September 27, 2000 (the "Rights Agreement") by and between Trenwick Group Ltd., a company organized under the laws of Bermuda (the "Company"), and EquiServe Trust Company, N.A. (successor to First Chicago Trust Company of New
York) (the "Rights Agent"). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Rights Agreement.

      WHEREAS, the Company intends that the Board of Directors have flexibility to determine that a person should be excluded from the definition of Acquiring Person under the Rights Agreement, provided the determination is made prior to the time such Person would otherwise become an Acquiring Person;

      NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that:

      1. Definition of Acquiring Person. The definition of Acquiring Person appearing in Section 1(a) of the Rights Agreement is hereby amended by (A) deleting the word "or" appearing immediately before clause (vii) thereof; (B) deleting the period appearing at the end of clause (vii) thereof and inserting a semicolon and the word "or" in lieu thereof and (C) inserting the following new clause (viii) immediately after the end of clause (vii) thereof:

            "(viii) any Person who or which the Board determines, prior to the time such Person would otherwise be an Acquiring Person, should be excluded from the definition of Acquiring Person, provided that the Board may make such exclusion subject to such conditions, if any, which the Board may determine."

      2. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original instrument, but all such counterparts shall together constitute one and the same instrument. This Amendment shall become effective and be deemed to have been executed and delivered by all of the parties at such time as counterparts shall have been executed and delivered by all of the parties, regardless of whether each party has executed the same counterpart. It shall not be necessary when making proof of this

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Amendment to account for any counterparts other than a sufficient number of counterparts which, when taken together, contain signatures of all of the parties.

      3. Miscellaneous. All other terms and conditions of the Rights Agreement shall remain unchanged and the Rights Agreement shall remain in full force and effect.


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      IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

                                                TRENWICK GROUP LTD.

                                                By:    /s/ Alan L. Hunte
                                                   ----------------------------
                                                Name:  Alan L. Hunte
                                                Title: Chief Financial Officer


                                                EQUISERVE TRUST COMPANY, N.A.
                                                (SUCCESSOR TO FIRST CHICAGO
                                                TRUST COMPANY OF NEW YORK)

                                                By:    /s/ Jeffrey Cohen
                                                   ----------------------------
                                                Name:  Jeffrey Cohen
                                                Title: Senior Account Manager


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